SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

DENDREON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30681	22-3203193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 2nd Avenue, Suite 3200

Seattle, WA 98101

(Address of principal executive offices) (zip code)

(206) 256-4545

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2011, Dendreon Corporation, a Delaware corporation (the “Company”) issued a press release regarding the Company’s financial results for its quarter ended September 30, 2011. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information in this report, including the exhibit, is provided under Item 2.02 of Form 8-K and, pursuant to General Instruction B.2 of Form 8-K, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors (the “Board”) of the Company undertook to evaluate the Company’s existing practices regarding severance benefits for employees and the market competitiveness of such policies. This review was aided by advice from the Company’s independent compensation consultant and looked at practices at all levels of the Company. Based upon the recommendations of the Compensation Committee, the Board determined to make certain amendments to the standard form of employment agreement used by the Company for its executive officers. The Company anticipates entering into an amended form of its executive employment agreement with its president and each of its executive vice presidents during November 2011. The executive employment agreements, as amended, do not alter or increase the current base salary and cash incentive target for each of the Company’s executive officers and do not change amounts payable in the event of a change in control; furthermore, the amendments do not alter the definitions of “Cause,” “Change in Control” or “Good Reason.” The executive employment agreement that will be entered into with the Company’s chief executive officer and president will provide for a severance benefit equating to one and one-half times (1.5x) the sum of his then current base salary plus his maximum target annual bonus for the year, and the executive employment agreement that will be entered into with each of the Company’s executive vice presidents will provide for a severance benefit equating to one and one-quarter times (1.25x) the sum of his then current base salary plus his maximum target annual bonus for the year. The foregoing description of the amended standard form of executive employment agreement is qualified in its entirety by the standard form of executive employment agreement itself, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Dendreon Corporation, form of Executive Employment Agreement.

99.1	Dendreon Corporation press release dated November 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Esmé C. Smith
Esmé C. Smith
Vice President, Deputy General Counsel and
Assistant Secretary

Date: November 2, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dendreon Corporation, form of Executive Employment Agreement.

99.1	Dendreon Corporation press release dated November 2, 2011.

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